UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – April 29, 2020
(Date of earliest event reported, April 27,2020)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 SOUTH TRYON STREET, CHARLOTTE, NC...................................................28202
............(Address of principal executive offices)........................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share*	HON	The New York Stock Exchange
1.300% Senior Notes due 2023	HON 23A	The New York Stock Exchange
0.000% Senior Notes due 2024	HON 24A	The New York Stock Exchange
2.250% Senior Notes due 2028	HON 28A	The New York Stock Exchange
0.750% Senior Notes due 2032	HON 32	The New York Stock Exchange
* The common stock is also listed on the London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Honeywell International Inc. (the “Company”) held its Annual Meeting of Shareowners on April 27, 2020. The following matters set forth in our Proxy Statement dated March 12, 2020 (the “2020 Proxy Statement”), which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

1.	The nominees listed below were elected directors with the respective votes set forth opposite their names:

	For	%	Against	%	Broker Non Votes
Darius Adamczyk	517,899,583	95.32%	25,422,787	4.68%	75,552,735
Duncan B. Angove	536,921,615	98.82%	6,400,754	1.18%	75,552,735
William S. Ayer	537,250,310	98.88%	6,072,059	1.12%	75,552,735
Kevin Burke	533,625,410	98.22%	9,696,959	1.78%	75,552,735
D. Scott Davis	524,937,753	96.62%	18,384,616	3.38%	75,552,735
Linnet F. Deily	528,501,962	97.27%	14,820,407	2.73%	75,552,735
Deborah Flint	538,694,188	99.15%	4,628,181	0.85%	75,552,735
Judd Gregg	535,910,026	98.64%	7,412,343	1.36%	75,552,735
Clive Hollick	525,557,335	96.73%	17,765,034	3.27%	75,552,735
Grace D. Lieblein	533,124,698	98.12%	10,197,671	1.88%	75,552,735
Raymond T. Odierno	539,533,972	99.30%	3,788,398	0.70%	75,552,735
George Paz	526,329,990	96.87%	16,992,379	3.13%	75,552,735
Robin L. Washington	535,853,728	98.63%	7,468,641	1.37%	75,552,735

2.	The voting results on a non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s 2020 Proxy Statement are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
504,013,890	92.77%	34,899,167	6.42%	4,409,313	0.81%	75,552,735

3.	The shareowners approved the appointment of Deloitte & Touche LLP as independent accountants for 2020. The voting results are set forth below:

For	%	Against	%	Abstain	%
612,065,059	98.90%	5,033,624	0.81%	1,776,422	0.29%

4.	The shareowners did not approve the shareowner proposal titled “Let Shareholders Vote on Bylaw Amendments.” The voting results are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
24,635,814	4.53%	514,603,133	94.71%	4,083,423	0.75%	75,552,735

5.	The shareowners did not approve the shareowner proposal titled "Report on Lobbying Activities and Expenditures." The voting results are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
247,996,411	45.64%	289,313,330	53.25%	6,012,629	1.11%	75,552,735

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed as part of this report:

Exhibit #	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 29, 2020	HONEYWELL INTERNATIONAL INC.

By: /s/ Victor J. Miller
Victor J. Miller
Vice President, Deputy General Counsel, Corporate Secretary and Chief Compliance Officer